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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2016 (October 14, 2016)
Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	001-37805 (Commission File Number)	81-2898967 (IRS Employer Identification Number)

1920 Main Street, Suite 1200
Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 407-0700
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On October 14, 2016, Quality Care Properties, Inc. ("QCP") adopted the Quality Care Properties, Inc. 2016 Performance Incentive Plan (the "2016 Plan"). The 2016 Plan will become effective upon the completion of the Spin-Off (as defined below). The purpose of the 2016 Plan is to promote the success of QCP and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees, directors and other eligible persons. The 2016 Plan provides for the issuance of 9.5 million shares of QCP common stock.

        A description of the material terms of the 2016 Plan can be found in the Information Statement (as defined below) under the section entitled "Management—Quality Care Properties, Inc. 2016 Performance Incentive Plan," which is incorporated by reference to this Item 5.02.

Item 8.01    Other Events.

        QCP has filed a Registration Statement on Form 10 (as amended, the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with HCP Inc.'s ("HCP") previously announced spin-off (the "Spin-Off") of QCP, which is more fully described in QCP's information statement, dated October 14, 2016 (the "Information Statement"), which is filed with this Current Report on Form 8-K as Exhibit 99.1. The Registration Statement was declared effective by the SEC on October 14, 2016. HCP will mail the Information Statement to its stockholders of record as of the close of business on October 24, 2016, the record date for the distribution.

        The Spin-Off will be effected through a pro rata distribution of substantially all of QCP's common stock to HCP's stockholders, and is expected to occur on October 31, 2016 (the "distribution date"). Prior to the Spin-Off, HCP will transfer to QCP its HCR ManorCare portfolio of skilled nursing and assisted living assets, and certain other assets.

Cautionary Statement Regarding Forward Looking Statements

        Statements in this Current Report on Form 8-K regarding the Spin-Off, including the expected distribution date and other transaction dates, and all other statements that are not historical factual statements, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. HCP and QCP may not complete the Spin-Off, and there are a number of risks and uncertainties that could cause actual results of HCP and QCP to differ materially from the forward-looking statements made or implied herein. You should not place undue reliance on any such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of HCP's and QCP's control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, with respect to both HCP and QCP, among other things, the risks and uncertainties described under the heading "Risk Factors" in QCP's registration statement and other risks and uncertainties described from time to time in HCP's and QCP's respective filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which such statements are first made. We assume no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits.    The following exhibit is being filed herewith:

No.	Description
99.1	Information Statement of Quality Care Properties, Inc. dated October 14, 2016

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2016

Quality Care Properties, Inc.
By:	/s/ C. MARC RICHARDS
	Name:	C. Marc Richards
	Title:	Chief Financial Officer

 EXHIBIT INDEX

No.	Description
99.1	Information Statement of Quality Care Properties, Inc. dated October 14, 2016

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX